Smith Barney Futures Management LLC
                              390 Greenwich Street
                               New York, NY 10013

By Edgar

Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C. 20549

Re: Salomon Smith Barney Global Diversified Futures Fund L.P. Supplement to Registration Statement on Form S-1
         File No. 333-61961

Ladies and Gentlemen:

         On Behalf of Salomon Smith Barney Global Diversified Futures Fund L.P. (the "Partnership") I am transmitting herewith for filing, pursuant to Rule 424
(b) (3) of the Securities Act 0f 1933, as amended, a Supplement dated October 31, 1999 to the Partnership's final prospectus dated November 25, 1998.

Should you have any questions, please telephone me at 212-723-5424.

Very truly yours,

/s/  Daniel A. Dantuono
      Daniel A. Dantuono
      Chief Financial Officer and
      Director

Enclosures


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


                              Salomon Smith Barney
                      Global Diversified Futures Fund L.P.
                                  October 1999

The redemption value per unit for the SSB Global Diversified Futures Fund L.P. was $934.32 per unit at the end of October, down 4.8% from the close of September.

October was a particularly difficult month for managed futures and the Fund. Markets that had been trending profitably reversed precipitously during the month and markets that had been relatively stable experienced unprecedented price volatility.

The energy markets, including crude oil, related products and natural gas, were the most significant contributor to negative results as the profitable trend in rising prices reversed mid-month. In the "softs" markets, a 30% rise in the price of coffee in a matter of days resulted in losses for advisors that had been short this market for several months. The price burst that moved gold up $75 an ounce in late September reversed just as many advisors were getting long and led to further unrealized losses. One bright spot was the grain markets where small profits were made in down trending markets.

The financial markets produced losses but not nearly to the extent of the volatile commodity markets. Global interest rates particularly, Japanese government bond and Eurodollar positions, were unprofitable. The U.S. dollar recovered from recent sell-offs as the strength in U.S. equities led to increased demand for U.S. dollars and losses for the advisors' long foreign currency positions. Trading in global stock market indices was mixed.

We appear to be in an extraordinary period that has resulted in severe price consolidation in both the financial futures and traditional commodity markets. Although we can not predict the future, a long and intense period of volatility, like the one we have recently witnessed, is generally followed by periods of sustained trends, which typically creates opportunities for the types of advisors managing this fund. The current environment in both managed futures and the continued bullish trends in the U.S. stock markets reinforces the importance of keeping a long-term perspective for your overall portfolio.


Smith Barney Futures Management LLC

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

                              Salomon Smith Barney
                      Global Diversified Futures Fund L.P.
                                Account Statement
                            For the Period October 1,
                            Through October 31, 1999

                                                Percent
                                                of Average
                                                Net Assets

Realized losses from trading        $(1,405,731)     (1.86)%
Change in unrealized gains/losses
   from trading                      (2,285,161)     (3.03)
                                    -----------    -------
                                     (3,690,892)     (4.89)
Add, Brokerage commissions
   and clearing fees ($6,329)           361,204       0.48
                                    -----------    -------
Net realized and unrealized
   losses                            (4,052,096)     (5.37)
Interest Income                         233,005       0.31
                                    -----------    -------
                                     (3,819,091)     (5.06)

Less, Expenses:
  Management fees                       125,204       0.17
  Incentive fees                       (260,483)     (0.34)
  Other expenses                         13,649       0.01
                                    -----------    -------
                                       (121,630)     (0.16)
                                    -----------    -------
Net Loss                             (3,697,461)     (4.90)%
                                                   -------
Redemptions (242.7762 L.P. units
at October 31, 1999 net asset
value per unit of $934.32)             (226,831)
                                     -----------
Decrease in net assets               (3,924,292)
Net assets, September 30, 1999       77,481,577
                                     ----------
Net assets, October 31, 1999        $73,557,285
                                     ----------
Net asset value per unit
   ($73,557,285/79,184.2500
   units)                              $928.94
                                       -------
Redemption value per unit (Note 1)     $934.32
                                       -------

Note 1: For the purpose of a redemption, any accrued liability for reimbursement of offering and organization expenses will not reduce Net Asset Value per Unit. As a result, the reported redemption value per unit is $934.32.

The net asset value per unit of $928.94 is reflective of charging offering and organizational expenses against the initial capital of the fund and is reported for financial reporting purposes only.

To the best of the knowledge and belief of the undersigned, the information contained herein is accurate and complete.




   By: /s/ Daniel A. Dantuono
           Daniel A. Dantuono,
           Chief Financial Officer
Smith Barney Futures Management LLC
General Partner, Salomon Smith Barney Global
Diversified Futures Fund L.P.

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